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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):              February 13, 1998
                                                  ------------------------------



                       The Williams Companies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Delaware                         1-4174                     73-0569878
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(State or other                   (Commission                 (I.R.S. Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)



One Williams Center, Tulsa, Oklahoma                                    74172
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:                 918/588-2000
                                                    ----------------------------


                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.  Other Events.


         Included herein are the consolidated financial statements of The Williams Companies, Inc. for the year ended December 31, 1997, and related report of its independent auditors.

Item 7.  Financial Statements and Exhibits.

         The Company files the following exhibits as part of this Report:

         Exhibit 23.              Consent of Independent Auditors

         Exhibit 99.              The Company's 1997 Audited Financial
                                  Statements




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       THE WILLIAMS COMPANIES, INC.



                                        /s/ GARY R. BELITZ
Date:  February 20, 1998               -----------------------------------------
                                       Name:  Gary R. Belitz
                                       Title: Controller and
                                              Chief Accounting Officer









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                                 EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

EXHIBIT 23.       Consent of Independent Auditors

EXHIBIT 99.       The Company's 1997 Audited Financial Statements



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